Exhibit 99.1

Atomera Provides Fourth Quarter and Fiscal 2024 Results

LOS GATOS, Calif. Feb. 11, 2025 Atomera Incorporated (NASDAQ: ATOM), a semiconductor materials and technology licensing company, today provided a corporate update and announced financial results for the fourth quarter and fiscal year ended December 31, 2024.

Recent Company Highlights

•	Continued progress toward commercialization at ST Microelectronics

•	Expanded offerings for gate-all-around products, the foundation technology of the most advanced AI devices

•	Newly initiated development efforts with two large customers

Management Commentary

“Recent progress with large customers has reinforced the attractiveness of MST to solve some of the most difficult problems faced by semiconductor companies, which is the key to Atomera licensing customers and bringing our technology to production,” said Scott Bibaud, President and CEO. “The semiconductor industry is currently in an ideal state to adopt new technology and the performance improvements enabled by MST are compelling to fabs and foundries seeking to gain cost-effective advantages in highly competitive markets.”

Financial Results

The Company incurred a net loss of ($4.7) million, or ($0.16) per basic and diluted share in the fourth quarter of 2024, compared to a net loss of ($4.6) million, or ($0.17) per basic and diluted share, for the third quarter of 2024, and a net loss of ($4.6) million, or ($0.18) per basic and diluted share, for the fourth quarter of 2023. Adjusted EBITDA (a non-GAAP financial measure) in the fourth quarter of 2024 was a loss of ($3.9) million compared to an adjusted EBITDA loss of ($3.9) million in the third quarter of 2024 and ($3.7) million in the fourth quarter of 2023.

For fiscal year 2024, revenue was $135,000, compared with $550,000 in fiscal 2023. Net loss was ($18.4) million, or ($0.68) per basic and diluted share for fiscal 2024, compared to ($19.8) million, or ($0.80) per basic and diluted share in fiscal 2023. Adjusted EBITDA for fiscal 2024 was a loss of ($15.4) million compared to an adjusted EBITDA loss of ($16.6) million in fiscal 2023.

The Company had $26.8 million in cash, cash equivalents and short-term investments as of December 31, 2024, compared to $19.5 million as of December 31, 2023.

The total number of shares outstanding was 30.1 million as of December 31, 2024.

Fourth Quarter and Fiscal Year 2024 Results Webinar

Atomera will host a live video webinar today to discuss its financial results and recent progress.

Date: Tuesday, Feb. 11, 2025

Time: 2:00 p.m. PT (5:00 p.m. ET)

Webcast: Accessible at https://ir.atomera.com

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Note about Non-GAAP Financial Measures

In addition to the unaudited results presented in accordance with generally accepted accounting principles, or GAAP, in this press release, Atomera presents adjusted EBITDA, which is a non-GAAP financial measure. Adjusted EBITDA is determined by taking net loss and eliminating the impacts of interest, depreciation, amortization and stockbased compensation. Our definition of adjusted EBITDA may not be comparable to the definitions of similarly-titled measures used by other companies. We believe that this non-GAAP financial measure, viewed in addition to and not in lieu of our reported GAAP results, provides useful information to investors by providing a more focused measure of operating results. This metric is used as part of the Company's internal reporting to evaluate its operations and the performance of senior management. A table reconciling this measure to the comparable GAAP measure is available in the accompanying financial tables below.

About Atomera Incorporated

Atomera Incorporated is a semiconductor materials and technology licensing company focused on deploying its proprietary, silicon-proven technology into the semiconductor industry. Atomera has developed Mears Silicon Technology™ (MST®), which increases performance and power efficiency in semiconductor transistors. MST can be implemented using equipment already deployed in semiconductor manufacturing facilities and is complementary to other nano-scaling technologies already in the semiconductor industry roadmap. More information can be found at www.atomera.com.

Safe Harbor

This press release contains forward-looking statements concerning Atomera Incorporated, including statements regarding the prospects for the semiconductor industry generally and the ability of our MST technology to significantly improve semiconductor performance. Those forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause actual results to differ materially. Among those factors are: (1) the fact that, to date, we have only recognized minimal engineering services and licensing revenues thus subjecting us to all the risks inherent in an early-stage enterprise; (2) the risk that licensees or JDA customers do not advance to royalty-based manufacturing and distribution licenses; (3) our ability to add other licensees and/or JDA customers; (4) risks related to our ability to raise sufficient capital, as and when needed, to pursue the further development, licensing and commercialization of our MST technology; (5) our ability to protect our proprietary technology, trade secrets and knowhow and (6) those other risks disclosed in the section "Risk Factors" included in our Annual Report on Form 10-K filed with the SEC on February 15, 2024. We caution readers not to place undue reliance on any forward-looking statements. We do not undertake, and specifically disclaim any obligation, to update or revise such statements to reflect new circumstances or unanticipated events as they occur.

-- Financial Tables Follow --

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Atomera Incorporated

Balance Sheets

(in thousands, except per share data)

	December 31,	December 31,
	2024	2023
	(Unaudited)
ASSETS

Current assets:
Cash and cash equivalents	$25,778	$12,591
Short-term investments	995	6,940
Accounts receivable	6	–
Unbilled contracts receivable	–	550
Interest receivable	73	79
Prepaid expenses and other current assets	240	244
Total current assets	27,092	20,404

Property and equipment, net	59	100
Long-term prepaid maintenance and supplies	91	91
Security deposit	14	14
Operating lease right-of-use asset	280	517
Financing lease right-of-use-asset	1,588	2,903

Total assets	$29,124	$24,029

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$492	$618
Accrued expenses	239	222
Accrued payroll related expenses	1,328	1,382
Current operating lease liability	260	264
Current financing lease liability	1,253	1,328
Deferred revenue	4	–
Total current liabilities	3,576	3,814

Long-term operating lease liability	22	295
Long-term financing lease liability	449	1,750

Total liabilities	4,047	5,859

Commitments and contingencies	–	–

Stockholders’ equity:
Preferred stock $0.001 par value, authorized 2,500 shares; none issued and outstanding at December 31, 2024 and December 31, 2023	–	–
Common stock: $0.001 par value, authorized 47,500 shares; 30,540 and 26,107 shares issued and outstanding as of December 31, 2024 and December 31, 2023, respectively;	31	26
Additional paid-in capital	246,565	221,229
Other comprehensive income	1	–
Accumulated deficit	(221,520)	(203,085)

Total stockholders’ equity	25,077	18,170

Total liabilities and stockholders’ equity	$29,124	$24,029

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Atomera Incorporated

Statements of Operations

(in thousands, except per share data)

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
	2024	2024	2023	2024	2023
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Revenue	$23	$22	$550	$135	$550
Cost of revenue	(13)	(3)	(28)	(123)	(28)
Gross margin	10	19	522	12	522

Operating expenses
Research and development	2,823	2,759	2,992	11,029	12,525
General and administrative	1,811	1,812	1,875	7,266	7,075
Selling and marketing	248	248	452	1,053	1,599
Total operating expenses	4,882	4,819	5,319	19,348	21,199

Loss from operations	(4,872)	(4,800)	(4,797)	(19,336)	(20,677)

Other income (expense)
Interest income	213	176	195	779	723
Accretion income	26	59	62	178	283
Other income (expense), net	1	–	3	73	75
Interest expense	(25)	(30)	(43)	(129)	(194)
Total other income (expense), net	215	205	217	901	887

Net loss	$(4,657)	$(4,595)	$(4,580)	$(18,435)	$(19,790)

Net loss per common share, basic and diluted	$(0.16)	$(0.17)	$(0.18)	$(0.68)	$(0.80)

Weighted average number of common shares outstanding, basic and diluted	28,934	27,406	25,404	27,217	24,755

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Atomera Incorporated

Reconciliation to Non-GAAP EBITDA

(Unaudited)

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
	2024	2024	2023	2024	2023
Net loss (GAAP)	$(4,657)	$(4,595)	$(4,580)	$(18,435)	$(19,790)
Depreciation and amortization	12	12	17	54	77
Stock-based compensation	949	907	1,015	3,867	4,013
Interest income	(213)	(176)	(195)	(779)	(723)
Accretion income	(26)	(59)	(62)	(178)	(283)
Other income, net	(1)	–	(3)	(73)	(75)
Interest expense	25	30	43	129	194
Net loss non-GAAP EBITDA	$(3,911)	$(3,881)	$(3,765)	$(15,415)	$(16,587)

Investor Contact:

Bishop IR

Mike Bishop

(415) 894-9633

investor@atomera.com

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